SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2008
VULCAN MATERIALS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	001-33841	20-8579133
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
1200 Urban Center Drive
Birmingham, Alabama 35242
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (205) 298-3000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1: UNDERWRITING AGREEMENT
EX-4.1: SECOND SUPPLEMENTAL INDENTURE

Item 1.01 Entry into a Material Definitive Agreement.
     On June 17, 2008, Vulcan Materials Company (the “Company”) agreed to sell $250,000,000 aggregate principal amount of its 6.30% Notes due 2013 (the “2013 Notes”) and $400,000,000 aggregate principal amount of its 7.00% Notes due 2018 (the “2018 Notes,” and together with the 2013 Notes, the “Notes”) pursuant to the provisions of an Underwriting Agreement dated June 17, 2007 (the “Underwriting Agreement”), among the Company and Banc of America Securities LLC, Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”). The sale of the Notes closed on June 20, 2008.
     The Company intends to use the net proceeds of approximately $644,977,500 from the offering of the Notes to repay borrowings outstanding under the Company’s (i) 364-Day Bridge Credit Agreement dated as of November 16, 2007 with Wachovia Bank, National Association, as administrative agent, and the lenders and other parties thereto, (ii) 364-Day Credit Agreement dated as of November 16, 2007 with Bank of America, N.A., as administrative agent, and the lenders and other parties thereto, (iii) Five-Year Credit Agreement dated as of November 16, 2007 with Bank of America, N.A., as administrative agent, and the lenders and other parties thereto, or (iv) commercial paper issuances.
     The Notes were offered and sold under a Registration Statement on Form S-3, Registration No. 333-147796, filed by the Company with the Securities and Exchange Commission on December 3, 2007, as supplemented by the final prospectus supplement filed by the Company with the Securities and Exchange Commission on June 19, 2008.
     The Notes were issued under the Senior Debt Indenture, dated as of December 11, 2007 (the “Indenture”), between the Company and Wilmington Trust Company, as trustee (the “Trustee”), as supplemented by the Second Supplemental Indenture, dated as of June 20, 2008, between the Company and the Trustee (the “Second Supplemental indenture”).
     The 2013 Notes were priced to investors at 99.799% of the principal amount, will bear interest at 6.30% per annum and will mature on June 15, 2013, and the 2018 Notes were priced to investors at 99.895% of the principal amount, will bear interest at 7.00% per annum and will mature on June 15, 2018. Interest on each series of Notes will be payable on June 15 and December 15 of each year, beginning on December 15, 2008.
     Each series of Notes will be redeemable as a whole or in part, at the Company’s option, at any time, at a redemption price equal to the greater of (1) 100% of the principal amount of such notes and (2) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of interest accrued to the date of redemption) on the notes of that series discounted to the redemption date semiannually (assuming a 360-day year consisting of twelve 30-day months) at the treasury rate for that series, plus 45 basis points (in the case of the 2013 notes) or 45 basis points (in the case of the 2018 notes), and plus in each case, any accrued and unpaid interest on the notes being redeemed to the date of redemption but interest installments whose stated maturity is on or prior to the date of redemption will be payable to the holders of such notes of record at the close of business on the relevant record dates for the notes.
     Unless the Company has exercised its right to redeem the Notes or has defeased the Notes, upon a change of control repurchase event (as defined in the Second Supplemental Indenture), the Company will be required to make an offer to repurchase the Notes at a price in cash equal to 101% of the principal amount of the Notes, plus any accrued and unpaid interest to, but not including, the purchase date.
     The Indenture is filed as Exhibit 4.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on December 11, 2007 and is incorporated herein by reference and the Second Supplemental Indenture is filed as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference. The descriptions of the material terms of each of the Indenture and the Second Supplemental Indenture are qualified in their entirety by reference to such exhibits.
     The Underwriting Agreement contains usual and customary terms, conditions, representations and warranties and indemnification provisions. The Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference. The description of the material terms of the Underwriting Agreement is qualified in their entirety by reference to such exhibit.
     Certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for the company, for which they received or will receive customary fees and expenses. Goldman, Sachs & Co. provided financial advisory services to Vulcan in connection with the acquisition of Florida Rock Industries, Inc. for which it received customary fees. In addition, each of Bank of America, N.A., an affiliate of Banc of America Securities LLC, goldman Sachs Credit Partners L.P., an affiliate of Goldman, Sachs & Co., JPMorgan Chase Bank, N.A., an affiliate of J.P. Morgan Securities Inc., and Wachovia Bank, National Association, an affiliate of Wachovia Capital Markets, LLC, is a lender under the Bridge Credit Facility, 364-Day Credit Facility and Five-Year Credit Facility. Banc of America Securities LLC and Goldman, Sachs & Co. are dealers with respect to the Company’s commercial paper program, and JPMorgan Chase Bank, N.A., an affiliate of J.P. Morgan Securities Inc., is the issuing and paying agent. Citigroup Global Markets Inc. is an affiliate of Citicorp USA Inc., a lender under the Company’s credit facilities, and Citibank, N.A., the authenticating agent, paying agent, registrar and transfer agent with respect to the Notes. In addition, certain of the other co-managers or their affiliates are lenders under the Company’s credit facilities. Certain of the Underwriters and their respective affiliates may also participate in the Company’s new term loan anticipated to close on June 23, 2008.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
          The following exhibits to the Registration Statement are being filed with this report:

Exhibit
Number	Description
1.1	Underwriting Agreement, dated June 17, 2008, among the Company and Banc of America Securities LLC, Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, as Representatives of the several underwriters named therein.

4.1	Second Supplemental Indenture, dated as of June 20, 2008, (which includes the form of Notes) between the Company and Wilmington Trust Company, as Trustee, to that certain Senior Debt Indenture, dated as of December 11, 2007, between the Company and Wilmington Trust Company, as Trustee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

VULCAN MATERIALS COMPANY (Registrant)
Dated: June 20, 2008	By:	/s/ William F. Denson, III
William F. Denson, III

EXHIBIT INDEX

Exhibit
Number	Description
1.1	Underwriting Agreement, dated June 17, 2008, among the Company and Banc of America Securities LLC, Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, as Representatives of the several underwriters named therein.

4.1	Second Supplemental Indenture, dated as of June 20, 2008, (which includes the form of Notes) between the Company and Wilmington Trust Company, as Trustee, to that certain Senior Debt Indenture, dated as of December 11, 2007, between the Company and Wilmington Trust Company, as Trustee.